UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant to
Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: January 21, 2003

VINEYARD NATIONAL BANCORP

(Exact Name of Registrant as Specified in its Charter)

CALIFORNIA State or other jurisdiction of Incorporation	0-20862 Commission File Number	33-0309110 IRS Employer Identification Number

9590 Foothill Boulevard, Rancho Cucamonga, California 91730
Registrant’s telephone number, including area code: (909) 987-0177

Item 5. Other Events
SIGNATURES
Exhibit 99.1 to Vineyard Form 8-K

		Page

Item 5.	Other events	2
Exhibit Index
Exhibit 99.1	Investor Presentation dated January 21, 2003	6

Item 5. Other Events

Vineyard National Bancorp (the “Company”) has posted an investor presentation on its website on January 21, 2003. The investor presentation gives the reader a perspective of the Company with current and historical operating results and operating strategies going forward. The Company issued a press release regarding fourth quarter 2002 operating results on January 21, 2003. The press release makes reference to the Company’s website where the presentation can be located. A copy of the related investor presentation posted by the Company is attached as exhibit 99.1 and is incorporated herein by reference in its’ entirety.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 21, 2003	By:	/s/ Gordon Fong

Gordon Fong Senior Vice President & Chief Financial Officer

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